PIL

PACIFIC INTERNATIONAL LINES (PTE) LTD

(Incorporated in Singapore) CO. REG. NO 196700080N

PORT-TO-PORT OR COMBINED TRANSPORT BILL OF LADING

Shipper: SHANGHAI NAHUI INTERNATIONAL TRADE CO., LTD. ROOM B301, NO.2250 PUDONG SOUTH ROAD, PUDONG NEW AREA, SHANGHAI 200127 *	Bill of Lading No. SHSE70835200 Booking No. SHSE70835200 Export Reference:
Consignee: FAVOULIN GLOBAL SERVICES NO.20 BURMA ROAD APAPA LAGOS MF.20170066002	Pre-Carriage by: / Place of Receipt: SHANGHAI, CHINA Vessel/Voyage Number: KOTA NAZIM 0122W / Port of Loading: SHANGHAI, CHINA
Notify Party: SAME AS CONSIGNEE	Port of Discharge: APAPA, LAGOS / Place of Delivery: APAPA, LAGOS Number of original B/Ls: THREE (3) / Merchant Declared Value (see clause 7(3) & 32(3))

PARTICULARS AS DECLARED BY SHIPPER - BUT WITHOUT REPRESENTATION AND NOTATION AND NOT ACKNOWLEDGED BY CARRIER

Container Nos./Seal Nos. Marks & Nos.	Quantity/Number of Packages	Description of Goods	Gross Weight	Measurement
			43440 KGS	136 CBM
N/M	7346 PACKAGES	2X40HC CONTAINER(S) SAID TO CONTAIN: 7346 PACKAGES IN TOTAL GAS BURNER COOKER MF.20170066002 BA NO.03020170002039 HS CODE:8416200000 *CHINA TEL:021-68739831 FAX:021-68739831		

Cntr No	Seal No.	Sz/Ty	Qty	Pkg Type	Weight	Measure
PCIU8938391 (CY/CY)	W0783017	40HC	3673	PACKAGES	21730	68
PCIU9011222 (CY/CY)	W0783084	40HC	3673	PACKAGES	21710	68

SHIPPER'S LOAD STOW COUNT & SEAL

1st ORIGINAL

FREIGHT & CHARGES FREIGHT PREPAID

Received by the Carrier from the Shipper in external apparent good order and condition, unless otherwise indicated, the total number or quantity of Containers or other packages or other customary freight units identified as "Total Number of Container received by the Carrier" on the face hereof for Carriage subject to all the terms and conditions hereof (INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE HEREOF AND THE TERMS AND CONDITIONS OF THE CARRIER'S APPLICABLE TARIFF) from Place of Receipt or the Port of Loading, whichever is applicable, to Place of Delivery or Port of Discharge, whichever is applicable. Weights, measurements, marks, numbers, quantity, contents and value if mentioned herein are to be considered unknown by the Carrier.

Agent's Address at Destination :
PIL (NIGERIA) LTD - LAGOS
34 WHARF ROAD P. O. BOX 1039 APAPA,
LAGOS NIGERIA TEL:234-1-7644913 FAX
234-1-5871560

PLACE & DATE OF ISSUE: SHANGHAI, 04-OCT-2017

SHIPPED ON BOARD DATE: 04-OCT-2017

IN WITNESS WHEREOF the number of original Bills of Lading stated above all of this tenor and date has been signed, one of which being accomplished the others to stand void.

Total number of containers or packages received by the Carriers: 2X40HC CONTAINER(S) ONLY

Signed for the Carrier:
PACIFIC INTERNATIONAL LINES (PTE) LTD

As Agent

P1700429028
160964119